SUPPLEMENT DATED NOVEMBER 2, 2018

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2018, AS SUPPLEMENTED

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2018, AS SUPPLEMENTED

1.
In “The Funds Summary Section” for the First Investors Opportunity Fund and the First Investors Life Series Opportunity Fund, under the heading “Portfolio Manager”, the following is added after the description of Mr. Hill:

Tom Alonso has served as Assistant Portfolio Manager of the Fund since October 2018.

2.	In the “Fund Management In Greater Detail” section, the following is added immediately before the heading “The Subadvisers.”:

Tom Alonso has served as Assistant Portfolio Manager of the Opportunity Fund since October 2018 and serves as the Assistant Portfolio Manager of another First Investors Fund. Prior to joining FIMCO in 2017, Mr. Alonso served as the Vice President Senior Analyst at Macquarie Capital (2007-2015) and more recently as the Vice President of Investor Relations at Prospect Capital Management (2015-2017).

* * * * *

Please retain this Supplement for future reference.

IELS1118